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                                 EXHIBIT 23.01
                         INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in Registration Statement Nos. 333-45537, 33-51322, 33-53258, 33-59404 and 33-52663 of Southern California Gas
Company on Forms S-3 of our report dated January 27, 1998, appearing in this Annual Report on Form 10-K of Southern California Gas Company for the year ended December 31, 1997.

                                          DELOITTE & TOUCHE LLP

Los Angeles, California
March 23, 1998